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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):                           October 30, 2003

                          INSITUFORM TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-10786                 13-3032158
-------------------------------   ------------------------   ------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)

    702 Spirit 40 Park Drive, Chesterfield, Missouri                 63005
---------------------------------------------------------      ----------------
       (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number,
including area code                                             (636) 530-8000

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Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits.

                  See the Index to Exhibits attached hereto.

Item 12.          Results of Operations and Financial Condition.

         On October 30, 2003, the registrant issued an earnings release announcing its financial results for the fiscal quarter ended September 30, 2003. A copy of the earnings release is furnished herewith as Exhibit 99.1. On October 31, 2003, the registrant held a conference call to announce and discuss its financial results for the fiscal quarter ended September 30, 2003. A transcript of the conference call is furnished herewith as Exhibit 99.2.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INSITUFORM TECHNOLOGIES, INC.

                                          By: /s/ Joseph A. White
                                              -------------------------------
                                              Joseph A. White
                                              Vice President and Chief Financial
                                              Officer

Date: November 4, 2003

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                                INDEX TO EXHIBITS

Exhibit         Description
-------         -----------
99.1            Earnings release of Insituform Technologies, Inc., dated October 30, 2003, announcing its financial results for the fiscal quarter ended September 30, 2003.

99.2            Transcript of Insituform Technologies, Inc.'s October 31, 2003 conference call held to announce and discuss its financial results for the fiscal quarter ended September
                30, 2003.